Exhibit 10.1

FOURTH AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 29th day of April, 2015 (the “Fourth Amendment Effective Date”), by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the GUARANTORS party to the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and the lenders party hereto (the “Lenders”).

R E C I T A L S:

The Borrower, the Guarantors, the Administrative Agent and the lenders party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of September 27, 2013 (as amended pursuant to that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 27, 2014, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of September 25, 2014 and that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of October 22, 2014, the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement.

The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth to (a) increase the Revolver Commitments by $25,000,000, resulting in total Revolver Commitments, after giving effect to such increase, of $597,500,000 (the “Commitment Increase”), (b) permit additional increases to the Revolver Commitments up to a maximum of $750,000,000 in aggregate Revolver Commitments and (c) make other changes as described herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as set forth in this Section 2.

1

SECTION 2.01.  Amendment to Section 2.14.  Clause (ii) of Section 2.14(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(ii) immediately after giving effect to any Commitment Increase, (y) the aggregate Revolver Commitments shall not exceed $750,000,000 and (z) the aggregate of all Commitment Increases effected shall not exceed $152,500,000 (plus any additional Commitment Increases available under clause (v)(A) of the proviso to the first sentence of Section 9.04(c) due to the removal of a Lender and a reduction in Revolver Commitments pursuant to Section 9.04(c)),

SECTION 2.02.  Amendment to Section 5.14.  The word “and” immediately before clause (m) in Section 5.14 of the Credit Agreement is hereby deleted, the period at the end of clause (m) of Section 5.14 is hereby deleted and replaced with “; and” and the following clause (n) is hereby added to Section 5.14 to read as follows:

(n)                                 Liens securing Debt permitted under Section 5.31(h).

SECTION 2.03.  Amendment to Section 5.29.  Section 5.29 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 5.29.  No Restrictive Agreements.  No Loan Party will, nor will any Loan Party permit any of its Subsidiaries to, enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, any of the following by the Loan Party or any such Subsidiary:  (i) the incurrence or payment of Debt, (ii) the granting of Liens (other than normal and customary restrictions on the granting of Liens on Capital Securities issued by a Person other than a Subsidiary in respect of any Portfolio Investment made in the ordinary course of business) or (iii) the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of property, real, personal or mixed, or tangible; except in each case for prohibitions and restraints (i) on SBIC Entities and MSC arising in the ordinary course of business as a result of Applicable Law and (ii) imposed pursuant to Debt incurred pursuant to Section 5.31(e), Section 5.31(g) or Section 5.31(h) of this Agreement; provided that in no event shall Debt incurred pursuant to Section 5.31(e), Section 5.31(g) or Section 5.31(h) of this Agreement directly or indirectly, prohibit or restrain, or have the effect of prohibiting or restraining, or impose materially adverse conditions upon:  (i) the payment of the Obligations, (ii) other than prohibitions, restraints and conditions set forth in the Investment Company Act (whether or not the Investment Company Act applies to such Debt), the incurrence of Debt, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of property, real, personal or mixed or tangible, the proceeds from which shall be used in whole or in part to repay Obligations, or (iii) the granting of liens to secure the Obligations and any extensions, renewals and refinancings thereof.  No Loan Party will, nor will any Loan Party permit any of its Subsidiaries to, enter into, after the date of this

2

Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the ability of the Loan Party or any of its Subsidiaries to declare or pay Restricted Payments or other distributions in respect of Capital Securities of the Loan Party or any Subsidiary, except for prohibitions and restraints imposed pursuant to Debt incurred pursuant to Section 5.31(e), Section 5.31(g) or Section 5.31(h) of this Agreement provided that in no event shall Debt incurred pursuant to Section 5.31(e), Section 5.31(g) or Section 5.31(h) of this Agreement directly or indirectly, prohibit or restrain, or have the effect of prohibiting or restraining or impose materially adverse conditions (other than prohibitions, restraints and conditions imposed by the Investment Company Act) upon the ability of any Loan Party (other than Borrower) or any of their respective Subsidiaries to declare or pay Restricted Payments or other distributions in respect of Capital Securities of the Loan Party (other than Borrower) or any Subsidiary to any other Loan Party or Subsidiary, the proceeds of which shall be used in whole or in part to repay the Obligations.

SECTION 2.04.  Amendment to Section 5.31.  The word “and” immediately before clause (g) in the first sentence of Section 5.31 of the Credit Agreement is hereby deleted and replaced with “,”, the period at the end of the first sentence of Section 5.31 is hereby deleted and replaced with “and” and the following clause (h) is hereby added to the end of the first sentence of Section 5.31 to read as follows:

(h) other Debt of the Borrower or any of its Subsidiaries in an aggregate principal amount not to exceed $25,000,000 at any time outstanding.

SECTION 2.05.  Amendment to Section 9.04.  Clause (v) of Section 9.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(v)                                 in the case of the removal of a Lender and the reduction of the Revolver Commitments, (A) the amount of such reduction of the Revolver Commitments shall constitute availability for a future Commitment Increase under and subject to Section 2.14 (for the avoidance of doubt, in no event shall the aggregate Revolver Commitments exceed $750,000,000); (B) no such reduction shall be in an amount greater than the Total Unused Revolver Commitments on the date of such termination or reduction; and (C) no such reduction pursuant to this Section 9.04(c) shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $30,000,000, unless the Revolver Commitments are terminated in their entirety pursuant to Section 2.08, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination.

SECTION 2.06.  Amendment of Schedule 2.01.  Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 2.01 attached to this Amendment.

3

SECTION 3.   Revolver Commitments.  The Borrowers, the Guarantors, the Administrative Agent and the Lenders acknowledge and agree, as of the effective date of this Amendment, that the aggregate amount of the Revolver Commitments shall be increased by an amount equal to $25,000,000, for a total aggregate amount of Revolver Commitments of all of the Lenders equal to $597,500,000, which increase results from an increase to the Revolver Commitment of an existing Lender (the “Increasing Lender”).  The amount of each Lender’s total Revolver Commitment, as amended in the case of the Increasing Lender, is the amount set forth opposite the name of such Lender on Schedule 2.01.  The Administrative Agent shall deliver to the Increasing Lender a replacement Revolver Note (in the amount of the Increasing Lender’s Revolver Commitment) (such replacement Revolver Note is hereinafter referred to as the “Replacement Note”), executed by the Borrower, in exchange for the Revolver Note of the Increasing Lender currently outstanding, as the Increasing Lender may require.  All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall include the Replacement Note as supplemented, modified, amended, renewed or extended from time to time.  To the extent applicable, the Administrative Agent and the Lenders agree that the requirements of Section 2.14 of the Credit Agreement have been satisfied for the Commitment Increase.

SECTION 4.  Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a)                                 The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)                                     duly executed counterparts of this Amendment signed by the Borrower, the Guarantors, the Administrative Agent, the Increasing Lender and the Required Lenders;

(ii)                                  a duly executed Replacement Note, as the Increasing Lender may require;

(iii)                               a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to this Amendment and the Commitment Increase;

(iv)                              a certificate of the Chief Financial Officer or other Responsible Officer of the Borrower, certifying that (x) as of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment and the Commitment Increase (including any Borrowings in

4

connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

(v)                                 such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b)                                 The Borrower shall have paid (i) to the Administrative Agent, for the account of the Increasing Lender, an upfront fee in an amount separately agreed between the Borrower, the Administrative Agent and the Increasing Lender and (ii) to the Administrative Agent an arrangement fee in an amount previously agreed between the Borrower and the Administrative Agent.

(c)                                  The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

SECTION 5.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the Fourth Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 6.  Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to each of the Lenders as follows:

5

(a)                                 No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from this Amendment.

(b)                                 The Borrower and the Guarantors have the power and authority to enter into this Amendment, issue the Replacement Note and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)                                  Each of this Amendment and the Replacement Note has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d)                                 The execution and delivery of each of this Amendment and the Replacement Note and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 7.  Effect of Agreement.  On the Fourth Amendment Effective Date, this Amendment shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the Increasing Lender and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with its pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase.  The Revolver Commitment of each of the Lenders shall be as set forth on Schedule 2.01 to this Amendment.

SECTION 8.    Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile transmission or by electronic mail with a .pdf copy or other replicating image attached, and any printed or copied version of any copy so delivered shall have the same force and effect as an originally signed counterpart.  This Amendment shall be construed in accordance with and governed by the law of the State of North Carolina.

SECTION 9.  Amendment.  This Amendment may not be amended or modified without the written consent of the Required Lenders.

6

SECTION 10.  Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 11.  Consent by Guarantors.  The Guarantors consent to the foregoing amendments.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended and the other Loan Documents to which they are party, said Credit Agreement, as hereby amended, and such other Loan Documents being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Replacement Note and the Advances made under the Credit Agreement as hereby amended.  The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, and the other Loan Documents are in full force and effect.

SECTION 12.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.  Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

[Remainder of this page intentionally left blank]

7

IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

MAIN STREET CAPITAL CORPORATION

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer

GUARANTORS:

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Brent D. Smith	(SEAL)
Name:	Brent D. Smith
Title:	Chief Financial Officer

[Signatures Continue on Next Page]

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent, Swingline Lender and as a Lender

By:	/w/ William B. Keene	(SEAL)
Name:	William B. Keene
Title:	Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Michael T. Hood	(SEAL)
Name:	Michael T. Hood
Title:	Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick	(SEAL)
Name:	Jake Fitzpatrick
Title:	Assistant Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Tim Stephens	(SEAL)
Name:	Tim Stephens
Title:	Authorized Signatory

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

WHITNEY BANK, as a Lender

By:	/s/ Nathaniel Ellis	(SEAL)
Name:	Nathaniel Ellis
Title:	Assistant Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

AMEGY BANK N.A., as a Lender

By:	/s/ Eva Wolod	(SEAL)
Name:	Eva Wolod
Title:	Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Bobby Hamilton	(SEAL)
Name:	Bobby Hamilton
Title:	Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Eric Luttrell	(SEAL)
Name:	Eric Luttrell
Title:	Senior Vice President — Corporate Banking

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

CADENCE BANK, N.A., as a Lender

By:	/s/ H. Gale Smith, Jr.	(SEAL)
Name:	H. Gale Smith, Jr.
Title:	Executive Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jamie Minieri	(SEAL)
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

PATRIOT BANK, as a Lender

By:	/s/ Bill Holbert	(SEAL)
Name:	Bill Holbert
Title:	Senior Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch	(SEAL)
Name:	Jeff Deutsch
Title:	Senior Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ Vishakha S. Deora
Name:	Vishakha S. Deora
Title:	Vice President

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Joseph A. Ciccolini	(SEAL)
Name:	Joseph A. Ciccolini
Title:	Vice President — Senior Corporate Banker

[Signature Page to Fourth Amendment To Second Amended And Restated Credit Agreement]

Schedule 2.01

Revolver Commitments

Lender	Revolver Commitment
Branch Banking and Trust Company	$90,000,000
Regions Bank	$75,000,000
Royal Bank of Canada	$55,000,000
Frost Bank	$50,000,000
Whitney Bank	$50,000,000
Amegy Bank N.A.	$40,000,000
Capital One, N.A.	$37,500,000
Texas Capital Bank, N.A.	$35,000,000
Cadence Bank, N.A.	$35,000,000
Goldman Sachs Bank USA	$30,000,000
Patriot Bank	$25,000,000
Trustmark National Bank	$25,000,000
Comerica Bank	$25,000,000
Raymond James Bank, N.A.	$15,000,000
First Financial Bank, N.A.	$10,000,000
Total	$597,500,000